UNITED STATES TRUST COMPANY
                          BOSTON INVESTMENT MANAGEMENT

                              BOSTON BALANCED FUND











                               SEMI-ANNUAL REPORT

                                DECEMBER 31, 1998

                           UNITED STATES TRUST COMPANY
                          BOSTON INVESTMENT MANAGEMENT

To:      All Shareholders/BOSTON BALANCED FUND
From:    Domenic Colasacco
Re:      Portfolio Manager's Report - December 31, 1998
         Fund NAV: $28.86

                            COMPARATIVE PERFORMANCE*

                                                                    Annualized
                                                                      Since
                                   Quarter           Year            Inception
                                   Ending            Ended          12/1/95 to
                                  12/31/98         12/31/98          12/31/98
                                  --------         --------          --------
Boston Balanced Fund              11.23%            19.27%            20.02%

Standard & Poor's 500             21.29%            28.59%            28.01%
Lehman G/C Bond Index              0.12%             9.46%             8.13%
90-Day U.S. Treasury Bill          1.02%             4.80%             5.06%

         *AFTER ALL EXPENSES AT AN ANNUAL RATE OF 1%, THE ADVISOR'S EXPENSE LIMITATION. RESULTS SHOWN ARE PAST PERFORMANCE, WHICH IS NOT AN INDICATION OF FUTURE RETURNS. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF UNITED STATES TRUST COMPANY OF BOSTON OR ANY BANK AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY AGENCY. THE VALUE OF THE FUND SHARES AND RETURNS WILL FLUCTUATE AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY REDEEM SHARES. DISTRIBUTED BY FIRST FUND DISTRIBUTORS, INC.

================================================================================

MARKET AND PERFORMANCE SUMMARY - FOURTH QUARTER, 1998

         Three  months  ago....was  it only  three  months  ago  when all of the primary stock indices had fallen by 20% or more from peak levels reached earlier in 1998? Was it just three months ago when fear of the imminent demise of the American economy was spreading through Wall Street faster than the fall foliage through New England? Although I have experienced sudden changes in investor views on many occasions over my nearly thirty years as a money manager, the recent reversals rank among the most extreme. Our own investment backbone also wavered a bit, but good judgment prevailed sufficiently to maintain our long-standing bullish investment policy in Boston Balanced Fund of close to 65% of assets in stocks. The relatively high equity allocation allowed Boston Balanced Fund to post attractive gains for the quarter and year. Year end net asset value reached $28.86, which translates to an increase of 11.23% for the quarter and 19.27% for all of 1998.

         The fact that Boston Balanced Fund recorded another annual gain of virtually 20% and a three year annualized return of 20.12% is a source of pride and concern alike. For while the performance of our Fund has been several percentage points per annum above the Lipper balanced fund average during the past three years, most of the absolute increase was made possible particularly by the sharp rise in growth stock prices. As we experienced over the past summer, current high stock prices leave little room for increased investor concern about continued economic and corporate health. An actual deterioration in the established positive economic trend would result in an even deeper and longer lasting stock market drop than occurred in 1998. Although we recognize the potential risks, as we begin 1999 we do not believe it is time to assume a more conservative investment position. As outlined in the following sections of this memorandum, not only does the prevailing economic trend support continued high equity valuations, but many stocks are still available at reasonable prices if we focus outside of the 25 largest companies that have led the market uptrend over the past four years.

ECONOMIC SUMMARY AND OUTLOOK

         In my September 30, 1998 memorandum, I noted that economic and business conditions in the United States and in most Western European countries remained very favorable. Our economy was in its seventh consecutive year of growth; inflation and interest rates were at their lowest levels in thirty years; employment was high and growing, and personal income and corporate profits were at record levels. Not much has changed in three months, except for greater investor confidence that these positive trends are likely to continue through 1999. It is difficult to identify all of the reasons for the sudden change in investor psychology. The one most frequently cited is the three-step interest rate cut by the Federal Reserve, which demonstrated the Fed's desire to avoid a recession. Another quarter of positive economic reports in Western Europe and the United States also helped ease fears that problems in Asia and Latin America would spread globally. Moreover, while most Asian and Latin American economies have yet to show improvement, there have been initial signs that most of the downward economic spirals have stabilized.

         Our own economic views have not changed much since October. We continue to believe that gradual economic growth with low inflation remains the most likely path for the United States. If anything, recent evidence suggests faster rather than slower growth in the year ahead. Except for the weak international economies cited, the usual imbalances that have preceded past economic recessions are still not present today. To the contrary, personal income and consumption are rising, corporate capital spending remains strong, inventories are not excessive, and credit is readily available for consumers and businesses alike. A combination of productivity gains and low commodity prices also supports prospects for continued low inflation despite scant unemployment levels and attendant pressures for higher wages. In short, we believe there is a low probability of deterioration in the economies of either Western Europe or the United States that would be sufficient to trigger a deep and long lasting stock market drop.

INVESTMENT STRATEGY

         Boston Balanced Fund seeks to generate above average returns over the long term with below average risk through an active approach to asset allocation, portfolio composition and individual security selection. Selecting an investment strategy for such a fund is always a challenge. Currently, that challenge happens to be higher than normal. The difficulty does not emanate, as it often does, from economic uncertainty. As noted above, economic risks seem comparatively low, Asia and Latin America notwithstanding. Rather, the difficulty derives from the very high valuations of the primary market indices, and particularly the small group of stocks in the technology, pharmaceutical and telecommunications sectors that have been responsible for virtually all of the stock market gains recorded over the past year or so.

         Let me add some  perspective.  The  Standard  & Poors 500  stock  index increased by just over 28% in 1998. More than half of this gain can be attributed to just fifteen stocks out of the total of 500. The median increase of all 500 stocks last year was only about 4%, and more than 200 issues actually declined in value. Accordingly, if a portfolio did not hold many of the few best performing stocks, achieving competitive returns last year was virtually impossible. That is the reason most investors and mutual funds failed to achieve attractive 1998 returns. Indices of mid-size and smaller companies performed even worse than the S & P 500, rising by only 17% and actually losing 1%, respectively. Moreover, companies in more mature industries such as machinery, chemicals, paper and financial services (so-called value stocks) performed much worse than the more rapidly-growing technology, pharmaceutical and telecommunications sectors mentioned above. To be fair, there are differences in the performance of "value" and "growth" stocks virtually every year, but the 1998 results were among the most extreme.


The 1998 performance disparity of growth and value stocks and large and small companies is clearly visible among equity mutual funds which employ these different investment styles, as tracked by Morningstar*:

                         Growth        Blended         Value
                         Funds          Funds          Funds
                         -----          -----          -----
          Large
          Companies      +34.8%         +23.7%         +12.0%

          Mid-Size
          Companies      +17.8%         + 9.1%         + 0.5%

          Small
          Companies      + 3.0%         - 5.5%         - 6.7%


         *Morningstar Inc. is a mutual fund tracking and evaluation firm based in Chicago. Returns are for domestic general equity funds, as reported in The New York Times on January 3, 1999, reflecting returns through 12/31/98. Boston Balanced Fund falls in a category Morningstar titles Domestic Hybrid. The average Domestic Hybrid Fund increased by 12.4% in 1998. Lipper Analytical, the other major firm that tracks mutual funds, would place our Fund in the Balanced category. The average balanced fund tracked by Lipper increased by 13.5% in 1998. Boston Balanced increased by 19.27%.


         It is important to note that the disparity of returns in 1998 for the different equity styles outlined in the table above came after three years of similar, although less severe, return variances. The result is that valuations for stocks that fit into the different equity styles are now very skewed. For example, a portfolio of large growth companies (which would include such top performers as Microsoft, Pfizer and Lucent Technologies) would have a price earnings ratio of about 40 times earnings and a dividend yield less than 1%. In contrast, a high quality portfolio of companies in the more mature industries noted previously would have an average valuation of well under 20 times earnings and a dividend yield close to 3%. As in past years, several of the equity styles noted above will significantly outperform others in the future. Therein lies the challenge.

         How to proceed? In recent years, Boston Balanced Fund has benefited not only from an above average allocation to stocks rather than bonds, but also from a significant allocation (though in hindsight never enough) to large growth companies. Many of these companies have very positive operating trends, yet now have reached prices that strain all but the most optimistic quantitative valuation models. Pfizer is a reasonable example. We have owned the stock since the Fund's inception, during which time its value has increased by over 400%. Although sales and earnings have increased over this period, the operating gains have remained closer to 15% annually. Accordingly, the valuation has moved from about 25 times earnings and a little under four times sales in December, 1995 to roughly 60 times earnings and more than 10 times sales today. Similar valuation shifts have occurred in other large growth companies. Such upward valuation adjustments will not continue indefinitely.

         Has the time come to complete a SIGNIFICANT move out of these types of stocks and place more assets in lower priced, yet slower-growing companies? We think not, but over the past six months we began a slow, gradual movement to lower-valued stocks. Thus far, the performance of the Fund has been modestly hindered, not helped, by such a shift. In part, the gradual movement represented our preference to retain a more neutral blend of equity styles in the portfolio given our awareness that, in time, the recent trends between growth and value and large and small companies will reverse. In the months ahead, we do not anticipate moving significantly more equity assets to value stocks until we have greater confidence that we are about to enter a period of faster economic growth that is accompanied by an acceleration in corporate profits. Value stocks, particularly those of companies operating in economically sensitive industries, tend to perform better in such environments. In the interim, the primary risks in highly valued stocks are sales and earnings disappointments in individual companies. As always, we will strive to reduce investments where such risk is greatest. Please refer to the attached Fund summary for a complete listing of the specific holdings in the Fund as of year end.

         A final note. Many of you may have read or heard about the Year 2000 computer problem. As the investment manager of your account, we are also evaluating Year 2000 issues as they relate to your investments. In that regard, we are assessing the potential impact of Year 2000 matters on assets held in Boston Balanced Fund by reviewing and analyzing public disclosures of entities in which the Fund has an interest. We will evaluate, on a regular basis, the significance of such Year 2000 information as we would any other potential investment risk, and will make investment decisions we deem prudent.

         On behalf of all of us at United States Trust, I thank you for your continued confidence in our services and extend our best wishes for a healthy, prosperous and peaceful 1999. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.

Sincerely,

/s/ Domenic Colasacco
----------------------------
Domenic Colasacco
Portfolio Manager and President,
United States Trust Company of Boston

                              BOSTON BALANCED FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
      Shares    COMMON STOCKS: 67.8%                                Market Value
--------------------------------------------------------------------------------
                COMMUNICATION SERVICES: 7.0%
      40,000    AT&T Corp..........................................  $ 3,010,000
      15,000    Aliant Communications, Inc.........................      613,125
      40,000    Ameritech Corp.....................................    2,535,000
      70,000    BellSouth Corp.....................................    3,491,250
                                                                     -----------
                                                                       9,649,375
                                                                     -----------

                CONSUMER CYCLICALS: 8.4%
      25,000    Costco Companies, Inc.*............................    1,804,688
      50,000    Ford Motor Company.................................    2,934,375
      40,000    Gannett Company, Inc...............................    2,647,500
      25,000    Johnson Controls, Inc..............................    1,475,000
      75,000    Leggett & Platt, Inc...............................    1,650,000
      30,000    The McClatchy Company, Class A.....................    1,061,250
                                                                     -----------
                                                                      11,572,813
                                                                     -----------

                CONSUMER PRODUCTS: 8.1%
      50,000    American Greetings Corp., Class A..................    2,053,125
      15,000    Anheuser-Busch Companies, Inc......................      984,375
      10,000    Gillette Company...................................      483,125
      25,000    Procter & Gamble Company...........................    2,282,812
     100,000    Sysco Corp.........................................    2,743,750
      35,000    Walt Disney Company................................    1,050,000
      17,000    William Wrigley, Jr. Company.......................    1,522,562
                                                                     -----------
                                                                      11,119,749
                                                                     -----------

                ENERGY AND RESOURCES: 2.8%
      10,000    Amoco Corp.........................................      603,750
      10,000    Atlantic Richfield Company.........................      652,500
      35,000    Exxon Corp.........................................    2,559,375
                                                                     -----------
                                                                       3,815,625
                                                                     -----------

                FINANCE: 10.9%
      25,000    BankAmerica Corp...................................    1,503,125
      75,000    BankBoston Corp....................................    2,920,313
      25,000    Chubb Corp.........................................    1,621,875
      40,000    Cincinnati Financial Corp..........................    1,465,000
      25,000    Federal National Mortgage Association..............    1,850,000
      30,000    First Virginia Banks, Inc..........................    1,410,000

                              BOSTON BALANCED FUND

--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------

                FINANCE, CONTINUED
      80,000    T. Rowe Price Associates, Inc......................  $ 2,740,000
       7,500    Wachovia Corp......................................      655,781
      15,000    Wilmington Trust Corp..............................      924,375
                                                                     -----------
                                                                      15,090,469
                                                                     -----------
                HEALTH CARE: 12.3%
      65,000    Becton, Dickinson and Company......................    2,774,688
      32,000    Johnson & Johnson..................................    2,684,000
      35,000    Medtronic, Inc.....................................    2,598,750
      12,000    Merck & Company, Inc...............................    1,772,250
      28,000    Pfizer Inc.........................................    3,512,250
      65,000    Schering-Plough Corp...............................    3,591,250
                                                                     -----------
                                                                      16,933,188
                                                                     -----------
                INDUSTRIAL MATERIALS: 0.1%
       5,000    Sigma-Aldrich Corp.................................      146,875

                PRODUCER PRODUCTS: 5.7%
      45,000    Donaldson Company, Inc.............................      933,750
      45,000    Emerson Electric Company...........................    2,815,313
      20,000    Grainger, W.W., Inc................................      832,500
       5,000    Hubbell Inc., Class A..............................      190,312
      15,000    Hubbell Inc., Class B..............................      570,000
      40,000    Illinois Tool Works, Inc...........................    2,320,000
       5,000    Precision Castparts Corp...........................      221,250
                                                                     -----------
                                                                       7,883,125
                                                                     -----------
                TECHNOLOGY: 11.6%
      15,000    Applied Materials, Inc.*...........................      640,312
      15,000    Automatic Data Processing, Inc.....................    1,202,813
       5,000    Cisco Systems, Inc.*...............................      464,062
      15,000    Hewlett-Packard Company............................    1,024,687
      12,500    Intel Corp.........................................    1,482,031
      15,000    International Business Machines, Inc...............    2,771,250
      27,500    Lucent Technologies, Inc...........................    3,025,000
      25,000    Microsoft Corp.*...................................    3,467,188
      17,000    Xerox Corp.........................................    2,006,000
                                                                     -----------
                                                                      16,083,343
                                                                     -----------

--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------
                TRANSPORTATION: 0.9%
      10,000    AMR Corp.*.........................................  $   593,750
      12,500    Delta Air Lines, Inc...............................      650,000
                                                                     -----------
                                                                       1,243,750
                                                                     -----------
Total Common Stocks (cost $58,699,005).............................   93,538,312
                                                                     -----------

Principal
Amount          CORPORATE BONDS: 10.9%
--------------------------------------------------------------------------------
  $1,000,000    Albertson's Inc., 6.66%, 7/21/2008.................    1,075,019
     925,000    American Home Products, 7.90%, 2/15/2005...........    1,047,624
     300,000    Atlantic Richfield Company, 8.50%, 4/1/2012........      372,737
     500,000    Eaton Corp., 8.90%, 8/15/2006......................      593,479
     425,000    Ford Motor Credit Corp., 7.75%, 11/15/2002.........      456,529
     300,000    Ford Motor Credit Corp., 6.625%, 6/30/2003.........      311,393
   1,000,000    Ford Motor Credit Corp., 7.20%, 6/15/2007..........    1,103,184
   1,000,000    General Electric Capital Corp., 7.375%, 9/15/2004..    1,090,208
   1,000,000    General Electric Capital Corp., 8.30%, 9/20/2009...    1,205,190
     825,000    General Motors Acceptance Corp., 9.625%, 12/15/2001      918,246
     300,000    General Motors Acceptance Corp., 8.50%, 1/1/2003...      329,717
     500,000    Honeywell, Inc., 7.00%, 3/15/2007..................      549,630
   1,000,000    International Lease, 8.25%, 1/15/2000..............    1,027,021
   1,000,000    Leggett & Platt, Inc., 7.185%, 4/24/2002...........    1,048,334
     500,000    Leggett & Platt, Inc., 6.25%, 9/9/2008.............      513,065
   1,000,000    Paccar Financial Corp., 6.12%, 4/17/2000...........    1,006,546
   1,000,000    Procter & Gamble, 5.25%, 9/15/2003.................    1,008,922
     300,000    Sears, Roebuck and Company, 9.46%, 6/20/2000.......      315,245
     375,000    Sysco Corp., 6.50%, 6/15/2005......................      398,169
     400,000    Unum Corp., 5.88%, 10/15/2003......................      400,771
     300,000    Weyerhaeuser Company, 7.25%, 7/1/2013 .............      333,544
                                                                     -----------
                Total Corporate Bonds (cost $14,592,635)...........   15,104,573
                                                                     -----------

                              BOSTON BALANCED FUND

--------------------------------------------------------------------------------
Principal       U.S. GOVERNMENT AND GOVERNMENT AGENCY
Amount          OBLIGATIONS: 17.2%                                 Market Value
--------------------------------------------------------------------------------
   $ 400,000    FFCB, 4.85%, 11/4/2003...........................  $    393,206
   2,000,000    FFCB, 5.39%, 9/15/2004...........................     2,017,576
   2,000,000    FFCB, 5.801%, 6/17/2005..........................     2,074,310
     600,000    FFCB, 6.20%, 11/30/2009..........................       640,502
   3,000,000    FHLB, 5.55%, 8/17/2000...........................     3,026,373
     500,000    FHLB, 6.24%, 11/18/2002..........................       504,029
   1,500,000    FHLB, 7.015%, 9/25/2006..........................     1,671,930
   4,000,000    FHLB, 6.185%, 5/6/2008...........................     4,245,324
   3,000,000    FNMA, 4.75%, 12/21/2000..........................     2,986,875
   1,000,000    FNMA, 8.25%, 10/12/2004..........................     1,024,406
   4,000,000    U.S. Treasury Bond, 7.50%, 11/15/2016............     4,975,000
     250,000    U.S. Treasury Note, 9.125%, 5/15/1999............       253,984
                                                                   ------------
                Total U.S. Government and Government Agency
                Obligations (cost $23,161,606) ..................    23,813,515
                                                                   ------------

                SHORT-TERM INVESTMENT: 4.3%
--------------------------------------------------------------------------------
   6,004,170    SEI Daily Income Government Fund II
                (cost $6,004,170)................................     6,004,170
                                                                   ------------
                Total Investment in Securities
                (cost $102,457,416+): 100.2%.....................   138,460,570
                Liabilities in excess of Other Assets: (0.2%)....      (282,038)
                                                                   ------------
                TOTAL NET ASSETS: 100.0% ........................  $138,178,532
                                                                   ============


*Non-income producing security.

+ At December 31, 1998,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                Gross unrealized appreciation....................  $ 36,935,982
                Gross unrealized depreciation....................      (932,828)
                                                                   ------------
                  Net unrealized appreciation....................  $ 36,003,154
                                                                   ============

See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $102,457,416).......... $138,460,570
    Receivables:
    Fund shares sold...............................................      103,900
    Dividends and interest ........................................      639,221
    Prepaid expenses and other assets..............................       19,686
                                                                    ------------
    Total assets ..................................................  139,223,377
                                                                    ------------

LIABILITIES
  Payables:
    Advisory fees..................................................       85,261
    Administration fee.............................................       11,398
    Securities purchased...........................................      860,157
    Fund shares redeemed...........................................       51,200
    Accrued expenses ..............................................       36,829
                                                                    ------------
    Total liabilities..............................................    1,044,845
                                                                    ------------

NET ASSETS ........................................................ $138,178,532
                                                                    ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($138,178,532/4,787,879 shares outstanding; unlimited number
  of shares authorized without par value) .........................       $28.86
                                                                    ============

COMPONENTS OF NET ASSETS
  Paid-in capital ................................................. $101,568,354
  Undistributed net investment income..............................      131,198
  Undistributed net realized gain on investments...................      475,826
  Net unrealized appreciation on investments.......................   36,003,154
                                                                    ------------
    Net assets .................................................... $138,178,532
                                                                    ============
See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Interest ....................................................... $ 1,239,998
    Dividends ......................................................     605,525
    Other income....................................................       2,827
                                                                     -----------
      Total income .................................................   1,848,350
                                                                     -----------

  Expenses
    Advisory fees ..................................................     470,466
    Administration fee..............................................      62,729
    Fund accounting fees............................................      25,349
    Custody fees....................................................       9,906
    Audit fees .....................................................       7,815
    Trustee fees....................................................       6,453
    Miscellaneous...................................................       4,973
    Transfer agent fees.............................................       4,883
    Registration fees...............................................       4,537
    Legal fees .....................................................       2,521
    Reports to shareholders.........................................       1,765
    Insurance ......................................................       1,547
                                                                     -----------
      Total expenses................................................     602,944
                                                                     -----------
      NET INVESTMENT INCOME  .......................................   1,245,406
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain from security transactions ...................   2,170,851
    Net change in unrealized appreciation on investments ...........   2,468,796
                                                                     -----------
      Net realized and unrealized gain on investments ..............   4,639,647
                                                                     -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....... $ 5,885,053
                                                                     ===========

See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                    Six Months          Year
                                                      Ended            Ended
                                               December 31, 1998#  June 30, 1998
                                               ------------------  -------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment income......................   $  1,245,406       $  1,807,541
  Net realized gain from security
    transactions ............................      2,170,851          3,852,396
  Net change in unrealized appreciation
    on investments. .........................      2,468,796         17,971,318
                                                ------------       ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................      5,885,053         23,631,255
                                                ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income......................     (2,187,509)        (1,584,936)
  Net realized gain from security
    transactions.............................     (4,866,093)        (1,549,116)
                                                ------------       ------------
  NET DISTRIBUTIONS TO SHAREHOLDERS .........    ( 7,053,602)        (3,134,052)
                                                ------------       ------------

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived
    from net change in outstanding
    shares (a)...............................     17,406,432         19,409,973
                                                ------------       ------------
  TOTAL INCREASE IN NET ASSETS ..............     16,237,883         39,907,176

NET ASSETS
  Beginning of period........................    121,940,649         82,033,473
                                                ------------       ------------
END OF PERIOD ...............................   $138,178,532       $121,940,649
                                                ============       ============

(a) A summary of capital shares transactions is as follows:

                                   Six Months Ended           Year Ended
                                  December 31, 1998#         June 30, 1998
                                ---------------------   -----------------------
                                  Shares      Value       Shares        Value
                                  ------      -----       ------        -----
Shares sold ...................  498,802  $14,324,077     656,792   $24,300,384
Shares issued in reinvestment
  of distributions ............  253,300    7,041,748   2,801,048     3,134,052
Shares redeemed ............... (139,319)  (3,959,393)   (147,984)   (8,024,463)
                                --------  -----------   ---------   -----------
Net increase ..................  612,783  $17,406,432   3,309,856   $19,409,973
                                ========  ===========   =========   ===========

#Unaudited.

See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                          Six Months          Year             Year       December 1, 1995
                                             Ended            Ended            Ended          through
                                     December 31, 1998#  June 30, 1998++  June 30, 1997++  June 30, 1996++
                                     ------------------  ---------------  ---------------  ---------------
Net asset value, beginning of period .... $ 29.21             $23.70           $19.31           $18.41
                                          -------             ------           ------           ------
Income from investment operations:
   Net investment income ................    0.26               0.46             0.47             0.25
   Net realized and unrealized gain
    on investments ......................    0.97               5.94             4.36             0.69
                                          -------             ------           ------           ------
Total from investment operations ........    1.23               6.40             4.83             0.94
                                          -------             ------           ------           ------
Less distributions:
   From net investment income ...........   (0.49)             (0.45)           (0.44)           (0.04)
   From net capital gains ...............   (1.09)             (0.44)             -0-              -0-
                                          -------             ------           ------           ------
Total distributions .....................   (1.58)             (0.89)           (0.44)           (0.04)
                                          -------             ------           ------           ------
Net asset value, end of period .......... $ 28.86             $29.21           $23.70           $19.31
                                          =======             ======           ======           ======

Total return ............................    4.42%             27.55%           25.40%            5.14%

Ratios/supplemental data:
Net assets, end of period (millions) .... $ 138.2             $121.9            $82.0            $61.8

Ratio of expenses to average net assets:
   Before expense reimbursement .........    0.96%+             1.00%            1.02%            1.00%+
   After expense reimbursement ..........    0.96%+             1.00%            1.00%            1.00%+

Ratio of net investment income to
  average net assets:
   Before expense reimbursement .........    1.98%+             1.85%            2.24%            2.43%+
   After expense reimbursement ..........    1.98%+             1.85%            2.25%            2.43%+


Portfolio turnover rate .................   10.26%             22.71%           30.78%           17.69%

*Commencement of operations.

+Annualized.

++Per share data has been restated to give effect to a 4-for-1 stock split to shareholders of record as of the close of business on January 9, 1998.

#Unaudited.
See accompanying Notes to Financial Statements.

                              BOSTON BALANCED FUND

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

         The Boston Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on December 1, 1995. The investment objective of the Fund is to seek long-term capital growth and income through an actively-managed portfolio of stocks, bonds, and money market instruments. Prior to January 5, 1998, the Fund was known as the Boston Managed Growth Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The  following  is  a  summary  of  significant   accounting   policies
consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

           U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and ask price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

      B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

         For the six months ended December 31, 1998, United States Trust Company of Boston (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended December 31, 1998, the Fund incurred $470,466 in Advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of average net assets.
         Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund within three years provided the Fund is able to effect such reimbursement and remain in compliance with any applicable limitations.

         The Advisor, which is a Massachusetts-chartered banking and trust company, acts as the Fund's Custodian and Transfer Agent under the Custody and Transfer Agency Agreements with the Fund. For the six months ended December 31, 1998, the Fund incurred $9,906 and $4,883 in Custody and Transfer Agency fees, respectively.

         Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to the greater of 0.10% of average net assets or $30,000. For the six months ended December 31, 1998, the Fund incurred $62,729 in Administration fees.

         First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

         The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the six months ended December 31, 1998, were $14,692,697 and $6,586,365, respectively.

         For the six months ended December 31, 1998, the cost of purchases and the proceeds from sales of U.S. Government obligations, excluding short-term securities, were $12,212,412 and $5,502,016, respectively.

                      Advisor, Custodian and Transfer Agent

                      United States Trust Company of Boston
                                 40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                        +

                                   Distributor

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                        +

                                    Auditors

                                Ernst & Young LLP
                            725 South Figueroa Street
                              Los Angeles, CA 90017

                                        +

                                  Legal Counsel

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104





        This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

        Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.